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Exhibit 10.69

                        Dated this 5th day of March 2001



                        TECNOCHANNEL TECHNOLOGIES SDN BHD
                             (Company No. 426318-M)

                                       AND

                              MYWEB ACCESS SDN BHD
                             (Company No. 533653-U)

                                       AND

                 MYWEB NETWORK SYSTEM (BEIJING) CORPORATION LTD.



          ------------------------------------------------------------


                               NOVATION AGREEMENT


          ------------------------------------------------------------



                                 SHOOK LIN & BOK
                             ADVOCATES & SOLICITORS
                       20TH FLOOR, BANGUNAN ARAB-MALAYSIAN
                              55 JALAN RAJA CHULAN
                               50200 KUALA LUMPUR


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THIS AGREEMENT made the 5th day of March 2001 Between:

(1) TECNOCHANNEL TECHNOLOGIES SDN BHD (Company No. 426318-M), a company incorporated under the laws of Malaysia and having its business address at Block G Unit G606, Phileo Damansara 1, No. 9, Jalan 16/11, Off Jalan Damansara, 46350 Petaling Jaya, Malaysia (the "LICENSOR") of the one part;

And

(2) MYWEB ACCESS SDN BHD (Company No. 533653-U), a company likewise incorporated in Malaysia and having its registered office at 816, 8th Floor, Block A, Kelana Centre Point, 3, Jalan SS7/19, Kelana Jaya, 47301 Petaling Jaya (the "NEW LICENSOR") of the other part;

And

(3) MYWEB NETWORK SYSTEM (BEIJING) CORPORATION LTD., a company incorporated in the People's Republic of Chine and having a business office at Unit 709 & 715, South Office Tower, Beijing New World Centre, No. 3-A, Chongwenmenwai Street, Beijing, People's Republic of China (the "LICENSEE") of the other part.

WHEREAS:-

(A) By the Software License Contract dated the 28th day of January, 2000 ("CONTRACT") made between the Licensor of the one part and the Licensee of the other part, the Licensor has agreed to grant to the Licensee the right to use the THUNDER software in respect of the Licensee's production, distribution, rental and/or sale of MyWebTM set top boxes that incorporate the THUNDER software more particularly described in the Contract upon the terms and subject to the conditions contained in the Contract.

(B) The Licensor wishes to be released and discharged from the Contract and the Licensee has agreed to release and discharge the Licensor upon the terms of the New Licensor's undertaking to perform the Contract and to be bound by the terms of the Contract in place of the Licensor.

NOW IT IS AGREED as follows:

1. The New Licensor hereby undertakes to perform the Contract and to be bound by the terms of the Contract in every way as if the New Licensor were a party to the Contract in lieu of the Licensor.

2. The Licensee hereby releases and discharges the Licensor from all claims and demands whatever in respect of the Contract and accepts the liability of the New Licensor under the Contract in lieu of the liability of the Licensor and agrees to be bound by the terms of the Contract in every way as if the New Licensor were named in the Contract as a party in place of the Licensor.



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3. Each party shall bear their own respective solicitors' fees and costs in respect of he preparation and execution of this Agreement. The stamp duties payable on this Agreement shall be borne and paid by the New Licensor.

4. This Agreement shall be binding upon the respective assigns and successors in title of the parties hereto.

5. This Agreement shall be governed by and construed in accordance with the laws of Malaysia.

IN WITNESS WHEREOF the duly authorised representatives of the parties hereto have hereunto set their hands.



Signed by                                   )
                                            )
for and on behalf of                        )
TECHNOCHANNEL                               )
TECHNOLOGIES SDN BHD                        )
(Company No. 426318-M) in                   )
the presence of:-                           )


Signed by                                   )
                                            )
for and on behalf of                        )
MYWEB ACCESS SDN BHD                        )
(Company No. 533653-U)  in                  )
the presence of:-                           )


Signed by                                   )
                                            )
for and on behalf of                        )
MYWEB NETWORK SYSTEM                        )
(BEIJING) CORPORATION LTD                   )
in the presence of:-                        )


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